SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K




                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 27, 2004



                              Arbios Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


            000-32603                                     91-1955323
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    (Commission File Number)                (I.R.S. Employer Identification No.)


110 North George Burns Road, Suite D-4018 Los Angeles, CA           90048
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       (Address of Principal Executive Offices)                   (Zip Code)


                                 (310) 423-7702
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               Registrant's Telephone Number, Including Area Code


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          (Former Name or Former Address, if Changed Since Last Report)
                                                         .

Item 4.  Changes in Registrant's Certifying Accountant.

         On January 27, 2004, the board of directors of Arbios Systems, Inc. (the "Company") approved, by unanimous written consent, resolutions to dismiss its former independent accountants, Williams and Webster, P.S. ("Williams"). Williams' report on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles, except that there was an explanatory paragraph relating to the Company's ability to continue as a going concern.

         During  the  two  most  recent  fiscal   years,   the  Company  had  no
disagreements with Williams, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Williams' satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Williams did not advise the Company of any of the events requiring reporting in this Form 8-K under Item 304(a)(iv)(B).

         On January 27, 2004, the board also approved, by unanimous written consent, resolutions to engage Stonefield Josephson, Inc. ("Stonefield") as its independent accountants to audit its financial statements for the year ending December 31, 2003, and for quarterly statements during 2004. Stonefield audited the financial statements of Arbios Technologies, Inc., a subsidiary of the Company, for the past two fiscal years. The Company did not consult with Stonefield regarding the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements prior to the engagement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c). Exhibit 16. Letter of Williams and Webster, P.S.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARBIOS SYSTEMS, INC.
                                        (Registrant)


Date:  January 29, 2004
                                        By: /s/ Jacek Rozga
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                                            Name: Jacek Rozga
                                            Title: President and Chief Financial
                                                   Officer